Supplement to the

Fidelity Advisor Large Cap Growth Fund; Fidelity Advisor Large Cap Value Fund;
Fidelity Advisor Mid Cap Growth Fund; and Fidelity Advisor Mid Cap Value Fund

Class A, Class T, Class B, Class C, and Institutional Class

Classes of
Fidelity® Large Cap Growth Fund; Fidelity Large Cap Value Fund;
Fidelity Mid Cap Growth Fund; and Fidelity Mid Cap Value Fund

Funds of Fidelity Devonshire Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

The following information supplements similar information found in the "Buying, Selling, and Exchanging Information" section beginning on page 17.

In addition to the exchange privileges listed in each fund's prospectus, each fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for shares of the same Fidelity Advisor Fund: Institutional Class.

Class T: Shares of Class T may be exchanged for shares of the same Fidelity Advisor Fund: Class A (on a load-waived basis) or Institutional Class.

Class B: Shares of Class B may be exchanged for shares of the same Fidelity Advisor Fund: Class A, Class T, or Institutional Class.

lass C: Shares of Class C may be exchanged for shares of the same Fidelity Advisor Fund: Class A, Class T, or Institutional Class.

Institutional Class: Shares of Institutional Class may be exchanged for shares of the same Fidelity Advisor Fund: Class A if you are no longer eligible for Institutional Class.

Each fund may terminate or modify its exchange privileges in the future.

The following information supplements similar information found in the "Management Contracts" section beginning on page 29.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

ACOM1B-09-02 March 25, 2009
1.848945.104